UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 31, 2023 (May 25, 2023)

Victoria's Secret & Co.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-40515			86-3167653
(Commission File Number)			(IRS Employer Identification No.)

4 Limited Parkway East
Reynoldsburg,	OH		43068
(Address of Principal Executive Offices)			(Zip Code)
(614) 577-7000
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	VSCO	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition

and
Item 7.01. Regulation FD Disclosure.
The following information is being furnished pursuant to Item 2.02, “Results of Operations and Financial Condition” and Item 7.01, “Regulation FD Disclosure”, and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
On May 31, 2023, Victoria's Secret & Co. (the “Company”) issued a press release setting forth its first quarter 2023 results and its second quarter 2023 and updated full year 2023 earnings guidance. A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.
Item 5.07. Submission of Matters to a Vote of Security Holders.
On May 25, 2023, the Company held its 2023 annual meeting of stockholders (the “Annual Meeting”) by means of remote communication. At the Annual Meeting, the Company’s stockholders (i) elected eight directors to serve until the 2024 annual meeting of stockholders, (ii) approved, on an advisory basis, the compensation of the Company’s named executive officers, and (iii) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting form for fiscal year 2023.
The final voting results with respect to each of the three proposals are set forth below.
Proposal 1. To elect eight directors to serve until the 2024 annual meeting of stockholders.

Nominee	For	Against	Abstain	Broker Non-Votes
Irene Chang Britt	51,410,997	8,108,361	161,921	11,120,785
Sarah Davis	59,021,163	499,323	160,793	11,120,785
Jacqueline Hernández	51,290,272	8,229,220	161,787	11,120,785
Donna James	58,492,670	1,027,795	160,814	11,120,785
Mariam Naficy	51,349,268	8,169,821	162,190	11,120,785
Lauren Peters	59,117,220	403,298	160,761	11,120,785
Anne Sheehan	58,338,513	1,181,540	161,226	11,120,785
Martin Waters	59,195,235	350,940	135,104	11,120,785
Proposal 2. To approve, on an advisory basis, the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
50,419,946	9,177,123	84,210	11,120,785
Proposal 3. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2023.

For	Against	Abstain	Broker Non-Votes
70,638,887	111,818	51,359	—
Item 9.01. Financial Statements and Exhibits.
Exhibit 99.1    Press Release of Victoria's Secret & Co., dated May 31, 2023.
Exhibit 104    Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VICTORIA'S SECRET & CO.

Date:	May 31, 2023	By:	/s/ Timothy Johnson
Timothy Johnson
Chief Financial and Administrative Officer